Share-based payments	12 Months Ended
Dec. 31, 2023
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share-based payments
31. Share-based payments
The Company maintains a stock option plan established in 2021 (the Stock Option Plan 2021), as well as a legacy stock option plan (the Equity Awards Program 2015) for which options remain outstanding. Stock option plans were established for the Company’s employees, directors, and consultants whereby each option gives its holder the right to purchase one share of the Company at a pre-determined
price. Stock options granted are subject to certain vesting conditions based on a service period defined on an individual basis at the grant date.
As of December 31, 2023, the Company had 126,032 stock options outstanding. In addition, the Company committed to granting 320,000 options (exercise price: CHF 2.00) contingent upon the Company meeting certain technical requirements, including the availability of conditional capital and a reduction in the nominal value of the Company’s share capital. For expense recognition purposes, this contingent issuance was recognized as though it had been executed.
The following table reconciles the stock options outstanding at the beginning and end of the year:

	2023	2022
At beginning of the year	185,908	171,627
Granted	20,184	30,250
Exercised	(4,871)	(7,500)
Forfeited	(75,189)	(8,469)

At end of the year	126,032	185,908
Weighted average exercise price of granted options, in CHF	8.21	16.04
Weighted average exercise price of exercised options, in CHF	4.00	8.00
Weighted average exercise price of outstanding options, in CHF	22.43	22.98

In 2023, 75,189 options were forfeited, primarily due to the termination of certain employment contracts.
Stock options outstanding at the end of the reporting period had the following expiry dates:

Expiration year	December 31, 2023	December 31, 2022
2023	—	250
2024	26,374	250
2025	250	250
2026	18,491	18,491
2027	24,084	53,917
2028	28,333	55,667
2029	24,250	47,833
2030	4,250	9,250

	126,032	185,908
Exercisable	92,866	69,541
Weighted average remaining contractual life, in months	43	69

Stock options outstanding at the end of the reporting period had the following exercise prices:

Exercise price	December 31, 2023	December 31, 2022
From CHF 4.00 to CHF 5.00	56,158	63,658
From CHF 5.01 to CHF 10.00	7,500	37,500
From CHF 10.01 to CHF 20.00	16,292	35,250
Above CHF 20.00	46,082	49,500

	126,032	185,908

The fair values of issued options and committed options were assessed using the Black-Scholes valuation model at the grant date and recognized over their vesting period. The weighted average fair value of options granted in 2023 was CHF 1.04. Significant inputs factored in valuation models for the options granted in 2023 were the share price at grant date (ranging from CHF 1.87 to CHF 9.20), the exercise price (ranging from CHF 2.00 to CHF 9.20), the volatility of returns (ranging from 66% to 69%), and the risk-free interest rate (ranging from 1.06% to 1.23%). The expected volatility assumes that historical volatility over a period similar to the life of the options is indicative of future trends, which may not necessarily be the actual outcome. The expected life of the options was estimated based on historical data by the Group, or when insufficient data was available, based on management’s estimates.
In 2022, the weighted average fair value of options granted was CHF 8.00. Significant inputs were the share price at grant date (ranging from CHF 10.80 to CHF 24.00), the exercise price (ranging from CHF 10.80 to CHF 24.00), the volatility of returns (ranging from 71% to 80%), and the risk-free interest rate (ranging from 0% to 1%).
In 2023, share-based payments of TCHF 814 (2022: TCHF 2,186) were recorded in personnel expenses with a corresponding credit to the share-based payment equity reserve (note 15).